UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 25, 2012
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1600 Sunflower Ave, Second Floor, Costa Mesa, CA		92626
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(714) 431-4000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      OTHER EVENTS

On June 25, 2012, the Board of Directors of Pacific Premier Bancorp, Inc. (the “Company”), the holding company for Pacific Premier Bank, today announced that its Board of Directors has approved its second stock repurchase program. Under the new repurchase program, management is authorized to repurchase up to 1,000,000 shares, or approximately 9.7%, of the 10.3 million outstanding shares of the Company’s common stock. The program may be limited or terminated at any time without prior notice.  The new program is intended to replace and supersede the Company's original repurchase program, which was approved in February 2007 and authorized the repurchase of up to 600,000 shares of the Company’s common stock.  An aggregate of 504,837 shares were repurchased under that program.

Steven R. Gardner, President and Chief Executive Officer stated, “We believe that the current market price of the Company's stock does not accurately reflect our franchise value.  Our strong capital levels and solid operating results provide us the flexibility to repurchase shares, which is an efficient way to deploy capital, as the current share price is at a discount to tangible book value."

Under the stock repurchase program, shares of common stock may be repurchased by the Company from time to time in open market transactions or in privately negotiated transactions as permitted under applicable rules and regulations. Repurchases may be conducted, suspended, or terminated at any time without notice. The extent to which the Company repurchases its shares and the timing of such repurchases will depend upon market conditions and other considerations as may be considered in the Company’s sole discretion.

A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.  Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 99.1	Press Release, dated June 25, 2012, issued by the Company announcing additional share repurchase authority.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	June 25, 2012	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number

99.1	Press Release, dated June 25, 2012, issued by the Company announcing additional share repurchase authority.